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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                         ______________________________
                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                         ______________________________
                               FIRSTAR BANK, N.A.
              (Exact name of trustee as specified in its charter)


     A National Banking Association                          41-0122055
(State of incorporation if not a national bank)             (IRS Employer
                                                          Identification No.)


101 East Fifth Street
Corporate Trust Department
St. Paul, Minnesota                                       55101
(Address of principal executive offices)                (Zip Code)

                              FIRSTAR BANK, N.A.
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                                (651) 229-2600
           (Name, address and telephone number of agent for service)
                         ______________________________

                             COR THERAPEUTICS, INC.
              (Exact name of obligor as specified in its charter)

                       Delaware                                   94-3060271
(State or other jurisdiction of incorporation or organization)  (IRS Employer
                                                             Identification No.)

256 East Grand Avenue
South San Francisco, California                                 94080
(Address of principal executive offices)                     (Zip Code)

                         ______________________________

                4.50% Convertible Senior Notes due June 15, 2006
                        (Title of indenture securities)

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Item 1. General Information. Furnish the following information as to the
          -------------------
        trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency
         Treasury Department
         Washington, DC

         Federal Deposit Insurance Corporation
         Washington, DC

         The Board of Governors of the Federal Reserve System
         Washington, DC

     (b) The Trustee is authorized to exercise corporate trust powers.

                                    GENERAL

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any
        ------------------------------------------
        underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

        None

             See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the
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obligor is not in default under any Indenture for which the Trustee acts as
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Trustee.
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Item 16. List of Exhibits. Listed below are all the exhibits filed as a part
         ----------------
         of this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-35544.

          Exhibit 1.        Copy of Articles of Association of the trustee now in effect.

          Exhibit 2.    a.  A copy of the certificate of the Comptroller of Currency dated June 1, 1965, authorizing Firstar Bank of Minnesota,
                            N.A. to act as fiduciary.
                        b.  A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the
                            Comptroller of the Currency to Firstar Bank of Minnesota,
                            N.A.

          Exhibit 3.        A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

          Exhibit 4         Copy of the By-Laws of the trustee as now in effect.

          Exhibit 5.        Copy of each Indenture referred to in Item 4 (not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee).

          Exhibit 6.        The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7.        A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, Firstar Bank, N.A., a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 8th day of August, 2001.


                                    FIRSTAR BANK, N.A.

             (SEAL)

                                     /s/  Frank P. Leslie
                                    ---------------------
                                    Frank P. Leslie III, Vice President
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                                   EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 8, 2001

                                    FIRSTAR BANK, N.A.



                                     /s/  Frank P. Leslie
                                    -----------------------------------
                                    Frank P. Leslie III, Vice President
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                                   Exhibit 7

                       FIRSTAR BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                As of 12/31/2000


                                    ($000's)

Assets                                                               12/31/00
                                                                  -----------

      Cash and Balances Due From Depository Institutions          $ 4,544,505
      Federal Reserve Stock                                               -0-
      Securities                                                   12,945,944
      Federal Funds                                                   410,689
      Loans & Lease Financing Receivables                          50,162,986
      Fixed Assets                                                    931,227
      Intangible Assets                                             1,322,468
      Other Assets                                                  2,275,734
                                                                  -----------
                  Total Assets                                    $72,593,553

Liabilities

      Deposits                                                    $53,380,847
      Fed Funds                                                     5,278,558
      Treasury Demand Notes                                           357,723
      Trading Liabilities                                               4,682
      Other Borrowed Money                                          4,446,474
      Acceptances                                                      19,638
      Subordinated Notes and Debentures                             2,016,942
      Other Liabilities                                             1,642,637
                                                                  -----------
                  Total Liabilities                               $67,147,501

Equity Capital

      Common and Preferred Stock                                  $    18,200
      Surplus                                                       3,540,002
      Undivided Profits                                             1,887,850
                                                                  -----------
                  Total Equity Capital                            $ 5,446,052

                  Total Liabilities and Equity Capital            $72,593,553